                                                                   EXHIBIT 10.14

                                 FULL RECOURSE
                            SECURED PROMISSORY NOTE
                            -----------------------



$______                                                          ______, 199____
                                                       Mountain View, California

     FOR VALUE RECEIVED, __________ ("Debtor"), hereby promises to pay in lawful money of the United States to the order of VeriSign, Inc., a Delaware corporation ("Lender"), at the office of Lender located at 2593 Coast Avenue, Mountain View, California, 94043 or at such other place as the holder hereof may from time to time designate in writing, the principal sum of __________ Dollars ($______) together with interest on the unpaid principal balance thereof from the date hereof at the rate of ________________ percent (_______%) per annum.

1.   PAYMENTS OF INTEREST AND PRINCIPAL.  Interest shall all be due and payable
     ----------------------------------
at the end of each calendar quarter, payable on the last day of each and every calendar quarter commencing __________, 19____. Principal and accrued interest shall be due on the earlier of (i) December 31, 2005 or (ii) the date the Debtor's employment relationship with the Lender is terminated, unless otherwise extended by a separate written agreement approved by the Board of Directors of Lender.

2.   SECURITY.   This Note is secured by and entitled to the benefits of a
     --------
Pledge and Security Agreement dated on even date herewith between Debtor and Lender, to which reference is hereby made for a description of the collateral provided thereby and the rights of the Debtor and Lender with respect to such collateral. The parties acknowledge and agree that this Note shall be a negotiable instrument within the meaning of and as contemplated by Division 3 of the Uniform Commercial Code.

3.   PREPAYMENT.  This Note may be prepaid in whole or in part at any time.
     ----------

4.   EVENT OF DEFAULT.  The occurrence of any of the following shall be deemed
     ----------------
to be an event of default (an "Event of Default") hereunder:

          4.1 Default in payment of principal or interest when and as the same shall become due pursuant to the terms hereof; or

          4.2 The occurrence of an event of default under any other agreement between Debtor and Lender.

5.   ACCELERATION.  Upon the occurrence of an Event of Default and at the option
     ------------
of Lender exercisable upon notice to Debtor, the entire balance of principal hereof together with all accrued interest thereon shall become immediately due and payable.

Full Resource Secured Promissory Note
Fixed Rate
Page 2

6.   ATTORNEYS' FEES.  Should suit be brought to enforce, interpret or collect
     ---------------
any part of this Note, the prevailing party shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees and other costs of enforcement and collection to be fixed by the court. The prevailing party shall be the party entitled to recover its costs of suit, regardless of whether such suit proceeds to final judgment. A party not entitled to recover its costs shall not be entitled to recover attorneys' fees. No sum for attorneys' fees shall be counted in calculating the amount of a judgment for purposes of determining if a party is entitled to recover costs or attorneys' fees.

7.   JURISDICTION.  This Note shall be construed and enforced in accordance with
     ------------
the internal laws of the State of California, U.S.A. (irrespective of its choice of law principles) including, without limitation, any California laws governing usury or permissible rates of interest. Lender and Debtor hereby agree that any suit to enforce any provision of, or to collect, this Note shall be brought in the United States District Court for the Northern District of California or the Superior or Municipal Court in and for the County of Santa Clara, California, U.S.A. Each party hereby agrees that such courts shall have exclusive in
                                                                       --
personam jurisdiction and venue with respect to such party, and each party
--------
hereby submits to the in personam jurisdiction and venue of such courts.
                      -- --------

8.   OBLIGATION UNCONDITIONAL.  No reference herein to the Pledge and Security
     ------------------------
Agreement and no provision of this Note or any other agreement shall alter, impair or render conditional the obligation of Debtor, which is absolute and unconditional, to pay the principal and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

9.   WAIVER.  Debtor hereby waives presentment, protest, demand for payment,
     ------
notice of dishonor, and any and all other notices or demands in connection with the delivery, acceptance, performance, default, or enforcement of this Note and hereby consents to any extensions of time, renewals, releases of any party to this Note, waivers or modifications that may be granted or consented to by the holders hereof in respect of the time of payment or other provisions of this Note.

10.  AMENDMENT.  Any term or provision of this Note may be amended, and the
     ---------
observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the party to be bound thereby. The waiver by a party of any breach hereof for default in payment of any amount due hereunder or default in the performance hereof shall not be deemed to constitute a waiver of any succeeding breach of default.

                                                    DEBTOR:

                                                    -----------------------

                         PLEDGE AND SECURITY AGREEMENT
                         -----------------------------


     THIS PLEDGE AND SECURITY AGREEMENT ("AGREEMENT"), made as of the __th of
                                          ---------
November, 1996, by and between ((1)), as pledgor ("PLEDGOR"), and VERISIGN,
                                                   -------
INC., a Delaware corporation, as pledgee ("SECURED PARTY").  Capitalized terms
                                           -------------
not otherwise defined herein shall have the meanings assigned to them in the VeriSign, Inc. Executive Loan Program of 1996 (the "LOAN PROGRAM").
                                                    ------------

     WHEREAS, Secured Party has adopted the Loan Program pursuant to which the Chief Executive Officer and any Vice President may borrow funds from Secured Party for such purposes as the Board may approve.

     WHEREAS, each loan under the Loan Program must be secured by collateral represented by that number of shares of capital stock of Secured Party or other marketable securities owned or acquired by Pledgor having a fair market value at least equal to the amount of the loan.

     WHEREAS, concurrently herewith, Pledgor is executing a Full Recourse Secured Promissory Note in favor of Secured Party (the "NOTE"), dated of even
                                                        ----
date herewith, in the amount of 2~ in compliance with the terms of the Loan Program.

     WHEREAS, Secured Party desires to obtain, and Pledgor desires to give, security for the Note and to reach agreement with respect to such security in the future.

     NOW, THEREFORE, in reliance on the foregoing recitals and in consideration of said sale by Secured Party and the execution and delivery of the Note by Pledgor and the mutual covenants, agreements, representations and warranties herein set forth, the parties agree as follows:

     1. Pledgor hereby grants to Secured Party a security interest in, and pledges to Secured Party, the securities listed on Exhibit A attached hereto and
                                                   ----------
the proceeds thereof as collateral security for the payment of the Note (the "COLLATERAL"). The certificate representing the Collateral and an assignment of
 ----------
the shares comprising the Collateral and of such certificate, executed in blank, are herewith deposited with and delivered to Secured Party.

     2. Pledgor warrants that Pledgor owns the Collateral, or will own the Collateral immediately prior to its delivery to the Secured Party, free and clear of any security interests or adverse claims and that there are no restrictions on or conditions to its transfer, other than as referred to herein or on the certificate representing the Collateral.

     3. If the Collateral is sold, all proceeds of such sale otherwise due any owner of the Collateral shall be pledged hereunder, delivered to Secured Party and shall become a part of the Collateral. Pledgor hereby grants Secured Party an irrevocable power of attorney to endorse any checks made payable to Pledgor and delivered to Secured Party as a part of the purchase price for the Collateral. All money received by Secured Party under this Section 3 shall be applied as set forth in Section 11 hereof.

     4. In the event of the dissolution, liquidation, reorganization, merger, consolidation or sale of all or substantially all of the assets of Secured Party, any change in the outstanding shares of common stock of Secured Party by reason of a stock split, reverse stock split, stock dividend, reclassification, recapitalization, conversion or exchange of shares or any like capital adjustment, or the declaration of a dividend payable in cash or other property on any of the Collateral, all securities issued in exchange for or in respect of the Collateral then subject to the lien hereof and all securities, monies or other property of whatever nature

Pledge and Security Agreement
Page 2

distributed or distributable to the owner of the Collateral then subject to the lien of this Agreement shall be pledged hereunder, delivered to Secured Party and become a part of the Collateral. All money received under this Section 4 shall be applied as set forth in Section 11 hereof.

     5. Secured Party agrees that, provided Pledgor is not in default hereunder or under the Note, upon each permitted payment of principal due under the Note and upon written request by Pledgor, a portion of the Collateral which bears the same ratio to all the Collateral as such principal payment bears to the Purchase Price shall be delivered to Pledgor or his or her assigns free and clear of this Agreement and any and all liens created hereby, but that the last portion of the Collateral shall not be so delivered until all amounts, including accrued interest, due under the Note have been paid. Upon payment of all amounts due under the Note, any remaining Collateral shall immediately be delivered to Pledgor or his or her assigns free and clear of this Agreement and any and all liens created hereby. Pledgor agrees to execute and deliver to Secured Party any and all stock powers, transfer instructions and other documents Secured Party deems necessary to effectuate the release of Collateral or to protect Secured Party's interest and ability to transfer the remaining Collateral.

     6. Notwithstanding anything to the contrary in this Agreement, the Collateral shall remain subject to any applicable restrictions on sale, transfer, delivery or other disposition set forth in any agreement under which such Collateral was acquired or is being acquired by Pledgor.

     7. Any Event of Default as defined in the Note, any levy on or seizure of the Collateral where such levy or seizure remains in force undischarged for ten
(10) days, or any unremedied failure of Pledgor for ten (10) days to perform any obligations under this Agreement (including the obligation to pledge and deliver proceeds of the Collateral) shall constitute an event of default hereunder (collectively an "EVENT OF DEFAULT").
                  ----------------

     8. Notwithstanding the provisions of Section 4 above, unless and until the occurrence of an Event of Default, the Collateral shall remain registered in Pledgor's name on the records of the Company and Pledgor may represent and vote the Collateral, receive cash dividends paid thereon out of retained earnings and exercise all other incidents of ownership of the Collateral not inconsistent with Secured Party's rights hereunder.

     9. Upon the occurrence of an Event of Default, Secured Party may, but need not, require that all or any part of the Collateral be transferred to Secured Party or its nominee on the records of Secured Party. Pledgor hereby appoints Secured Party and the Secretary of Secured Party as his or her attorneys-in-fact to act for Pledgor, and in Pledgor's name, place and stead, to effect said transfer or a transfer pursuant to Section 10 hereof. After any such transfer, all the rights of Pledgor to represent and vote the Collateral shall cease and terminate, and Secured Party, its nominee or the transferee pursuant to Section 10 shall be entitled to represent and vote said Collateral.

     10. Upon the occurrence of an Event of Default, Secured Party shall dispose of or sell the Collateral in accordance with the California Uniform Commercial Code and the rights and remedies of Secured Party and Pledgor with respect to the disposition or sale of the Collateral shall be determined in accordance with the California Uniform Commercial Code.

     11. The proceeds of any disposition or sale of the Collateral, and all sums received or collected by Secured Party from or on account of the Collateral, shall be applied by Secured Party to the payment of reasonable expenses incurred in connection with any disposition or sale of the Collateral, any other reasonable costs, charges, attorneys' fees or expenses in connection with such disposition or sale and all amounts due

Pledge and Security Agreement
Page 3

under the Note or any part thereof, all in such order and amount as Secured Party in its discretion may determine. Secured Party shall pay any balance to Pledgor.

     12. Secured Party agrees to hold the Collateral subject to and in accordance with the terms and provisions of this Agreement. It is understood and agreed that Secured Party shall have no liability of any kind to parties other than Pledgor with respect to the Collateral.

     13. Pledgor agrees and consents that, at any time and from time to time, the manner, place or terms of payment of the Note may be extended or changed in whole or in part or the Note may be renewed in whole or in part.

     14. This Agreement shall inure to the benefit of and be binding upon the heirs, executors, administrators and successors of the parties hereto and the assigns of the Company.

     15. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when personally delivered or mailed by certified mail, postage prepaid:

     If to Pledgor:               ((1))

                                  --------------------
                                  --------------------

     If to Secured Party:         VeriSign, Inc.
                                  2593 Coast Avenue
                                  Mountain View, California 94043
                                  Attn: Corporate Secretary

     With a Copy to:              Tomlinson Zisko Morosoli & Maser LLP
                                  200 Page Mill Road, Second Floor
                                  Palo Alto, California  94306

     16. This Agreement is being executed and delivered and is intended to be performed in the State of California and shall be construed in accordance with and governed by the laws of such State.

     17. Upon the occurrence of an Event of Default, Pledgor agrees to pay all costs of enforcement and collection, including, but not limited to, reasonable attorneys' fees.

Pledge and Security Agreement
Page 4

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                    PLEDGOR:


                                    --------------------------
                                    ((1))


                                    SECURED PARTY:

                                    VERISIGN, INC., a Delaware Corporation


                                    By: ______________________
                                     Its: ____________________

                                   EXHIBIT A
                                   ---------

                                   COLLATERAL


((3))   Shares of VeriSign, Inc. Common Stock

                     ASSIGNMENT SEPARATE FROM CERTIFICATE


     FOR VALUE RECEIVED, Stratton Sclavos hereby sells, assigns, and transfers unto ___________________________________________, ____________________________
(_______________) shares of the Common Stock of VeriSign, Inc., a Delaware corporation, standing in his name on the books of said corporation represented by Certificate No. ________ herewith and does hereby irrevocably constitute and appoint _________________________________ Attorney(s) to transfer the said stock on the books of the said corporation with full power of substitution in the premises.

Dated:  ________________, 1996      _______________________________________

                                    ____________________